WADDELL & REED ADVISORS FUNDS

Equity Funds

Waddell & Reed Advisors Accumulative Fund

Supplement Dated April 12, 2004 To Prospectus Dated October 31, 2003
(and supplemented February 26, 2004)

The following supplements the information regarding the management of Waddell & Reed Advisors Accumulative Fund in the section entitled Management of the Funds:

Waddell & Reed Advisors Accumulative Fund: Effective April 1, 2004, Barry M. Ogden has been appointed co-manager, and together with Mr. Intagliata, is primarily responsible for the management of Waddell & Reed Advisors Accumulative Fund.

From February 2001 through March 2004, Mr. Ogden had served as Assistant Portfolio Manager for Waddell & Reed Advisors Accumulative Fund. He is Vice President of Waddell & Reed Investment Management Company (WRIMCO) and Waddell & Reed Ivy Investment Company (WRIICO), and Vice President of other investment companies for which WRIMCO or WRIICO serves as investment manager. Mr. Ogden had served as Assistant Portfolio Manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since 1994. He earned a BS degree in accounting from the University of Kansas, and has earned the designation of Certified Public Accountant. Mr. Ogden is a Chartered Financial Analyst.

Mr. Intagliata has announced that he will retire effective June 30, 2004; at this time Mr. Ogden will serve as sole portfolio manager for Waddell & Reed Advisors Accumulative Fund.

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